                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 13, 1999



                       PUBLIC SERVICE COMPANY OF COLORADO
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




                                    Colorado
                           ---------------------------

                          (State or Other Jurisdiction
                                of Incorporation)


                                                           84-0296600
                                                        -------------------
                  1-3280                                  (IRS Employer
           ---------------------                        Identification No.)
           (Commission File No.)



1225 17th Street
Denver, CO.                                                 80202-5533
----------------------------------------                   ------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:        (303) 571-7511
                                                           ---------------



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Item 5.  OTHER EVENTS

         On July 13, 1999, Public Service Company of Colorado (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and Salomon Smith Barney Inc. (collectively, the "Purchasers"), relating to the sale by the Company to the Purchasers of $200,000,000 aggregate principal amount of Series A Senior Notes, 6 7/8 % due July 15, 2009 (the "Notes") issued under an Indenture dated as of July 1, 1999 between the Company and The Bank of New York, as trustee (the "Indenture") as supplemented by the First Supplemental Indenture dated as of July 15, 1999 between the Company and The Bank of New York, as trustee (the "First Supplemental Indenture"). The Notes have been registered under a registration statement (File No. 333-81791) on Form S-3 filed with the Securities and Exchange Commission pursuant to Rule 415 under the Securities Act of 1933, as amended. In connection with the execution of the Underwriting Agreement, the Indenture and the First Supplemental Indenture, the Company is filing exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits

                    Exhibit 1.1 Underwriting Agreement dated July 13, 1999
                                between the Company and the Purchasers.

                    Exhibit 4.1 Indenture dated July 1, 1999 between the Company and The Bank of New York, as Trustee.

                    Exhibit 4.2 First Supplemental Indenture dated July 15, 1999 between the Company and The Bank of New York, as Trustee.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              PUBLIC SERVICE COMPANY OF COLORADO



                                   /s/    Brian P. Jackson
                                 -----------------------------------------------
                                          Brian P. Jackson
                                          Executive Vice President,
                                          Finance and Administrative Services,
                                          Chief Financial Officer and Treasurer

Dated:  July 13, 1999